UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 17, 2023
Date of Report (date of earliest event reported)
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Babylon Holdings Limited
(Exact name of registrant as specified in its charter)
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Bailiwick of Jersey, Channel Islands (State or other jurisdiction of incorporation)	001-40952 (Commission File Number)	98-1638964 (IRS Employer Identification No.)
2500 Bee Cave Road Building 1 - Suite 400 Austin, TX		78746
(Address of principal executive offices)		(Zip Code)
(512) 967-3787
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.001056433113 per share	BBLNF*	New York Stock Exchange
*As of June 30, 2023, the Class A ordinary shares trade on the OTC Pink, and delisting from the New York Stock Exchange is expected as of July 28, 2023.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Bridge Facility Agreement

On July 17, 2023, Babylon Holdings Limited (“Babylon” or the “Company” and, together with its consolidated subsidiaries, the “Group”), the Subsidiary Guarantors (as defined below), and certain AlbaCore Bridge Notes Subscribers (as defined below) entered into an amendment and restatement agreement (the “Second Amendment and Restatement Agreement”) to that certain bridge loan notes facility agreement, originally dated March 9, 2023 and amended and restated by an amendment and restatement agreement dated May 10, 2023 and as further amended by an amendment letter dated June 16, 2023 (the “Bridge Facility Agreement,” and as amended and restated pursuant to the Second Amendment and Restatement Agreement, the “Amended Bridge Facility Agreement”), entered into by and among the Company, as borrower, Babylon Healthcare Inc., Babylon Partners Ltd., and Babylon Inc. as subsidiary guarantors (the “Subsidiary Guarantors”), Babylon Group Holdings Limited, a limited company organized under the laws of England, as parent guarantor (the “Parent Guarantor” and, together with the Subsidiary Guarantors, the “Guarantors”), and certain affiliates of, or funds managed and/or advised by, AlbaCore Capital LLP (the “AlbaCore Bridge Notes Subscribers”).

Pursuant to the original Bridge Facility Agreement, the AlbaCore Bridge Notes Subscribers provided Babylon with secured debt financing in the form of a senior secured term loan notes facility (the “Bridge Facility”) for an aggregate principal amount of up to $34,500,000 (such loan notes, the “Original Bridge Notes”). The Bridge Facility was subject to an original issue discount (calculated on the basis of an aggregate principal amount of $30,000,000). The Original Bridge Notes were issued in three tranches.

Pursuant to an amendment and restatement agreement dated May 10, 2023 amending and restating the Bridge Facility Agreement, the AlbaCore Bridge Notes Subscribers provided further secured debt financing in the form of an additional senior secured term loan notes facility (the “Additional Bridge Facility”) in an additional aggregate principal amount of up to $34,500,000 (such loan notes issued thereunder, the “Additional Bridge Notes” and, together with the Original Bridge Notes, the “Bridge Notes”). The Additional Bridge Facility was subject to an original issue discount (calculated on the basis of an aggregate principal amount of $30,000,000). The Additional Bridge Notes were issued in three tranches.

Pursuant to the Amended Bridge Facility Agreement, the AlbaCore Bridge Notes Subscribers agreed to provide further secured debt financing in the form of an additional senior secured term loan notes facility (the “New Bridge Facility (July 2023)”) in an additional aggregate principal amount of up to $11,500,000, to be funded in two tranches (such loan notes to be issued thereunder, the “New Bridge Notes (July 2023)”). The New Bridge Facility (July 2023) is subject to an original issue discount (calculated on the basis of an aggregate principal amount of $10,000,000).

The New Bridge Notes (July 2023) will be issued by the Parent Guarantor, and are on economic terms substantially similar to the Bridge Notes and will rank pari passu with the Bridge Notes. The issuance of the New Bridge Notes (July 2023) is subject to the satisfaction of certain conditions precedent, including the receipt of certain supplemental security agreements and other transaction documentation, and with respect to the second tranche (Tranche Eight, as defined below), approvals by certain AlbaCore Bridge Notes Subscribers.

Each member of the Group which granted security to secure the obligations in respect of the Bridge Notes and the Existing Notes (as defined below) is required to grant supplementary security on substantially the same terms to secure the obligations in respect of the New Bridge Notes (July 2023). The New Bridge Notes (July 2023) are guaranteed by the Company and the Guarantors on substantially the same terms as the guarantees granted in respect of the Bridge Notes.

The first tranche of the New Bridge Facility (July 2023) (“Tranche Seven,” in an aggregate principal amount of $6,900,000, representing $6,000,000 net of original issue discount) was funded on July 20, 2023 following the satisfaction of specified conditions. The second tranche of the New Bridge Facility (July 2023) (“Tranche Eight,” in an aggregate principal amount of $4,600,000, representing $4,000,000 net of original issue discount) may be utilized on a date agreed between the Parent Guarantor and the holders of the Bridge Notes which may not be earlier than July 27, 2023 subject, among other conditions, to the prior utilization in full of Tranche Seven and approvals by the AlbaCore Bridge Notes Subscribers. Tranche Eight is anticipated to be utilized on July 27, 2023.

The Amended Bridge Facility Agreement provides that proceeds from the New Bridge Facility (July 2023) must be used for working capital purposes and payments of fees, costs and expenses in connection with the New Bridge Facility (July 2023) and related transaction documentation. Pursuant to the terms of the Amended Bridge Facility Agreement, the Group is subject to certain additional restrictive covenants in relation to cash management, use of proceeds and expenditure and certain permitted exclusions to the restrictive covenants under the Bridge Facility Agreement have been removed or limited.

The economic pricing terms of the New Bridge Notes (July 2023) are substantially similar to the Bridge Notes. The New Bridge Notes (July 2023) bear PIK interest at a rate of Term SOFR plus credit adjustment spread plus a 12% margin. All PIK interest shall be capitalized and added to the principal of the New Bridge Facility (July 2023) on the interest payment date of each month, and an upfront fee of 15% of the aggregate commitments under the New Bridge Facility (July 2023) (less the aggregate of the amounts of the original issue discount and certain costs, fees and expenses) shall be deferred (and in the case of the upfront fee relating to Tranche Eight shall accrue only if Tranche Eight is utilized) until the earliest to occur of (i) repayment/prepayment of any principal amount outstanding under the New Bridge Facility (July 2023), (ii) an insolvency event of any member of the Group, or (iii) acceleration of the New Bridge Facility (July 2023). The Bridge Notes and the New Bridge Notes (July 2023) shall be repayable on demand by written notice delivered by the Bridge Notes trustee, on a date at least five business days following the date of such written notice (the delivery of such notice, the “Trigger Event”).

The Company has a pre-existing financing relationship with AlbaCore Capital LLP. On November 4, 2021, the Company issued $200,000,000 aggregate principal amount of unsecured notes due 2026 (the “Existing Notes”) to certain affiliates of, or funds managed or advised by, AlbaCore Capital LLP (the “AlbaCore Existing Notes Subscribers”) pursuant to a note subscription agreement (the “Note Subscription Agreement”) and deed poll (the “Deed Poll”) and on March 31, 2022, the Company issued $100,000,000 aggregate principal amount of additional Existing Notes to the AlbaCore Existing Note Subscribers pursuant to a note subscription agreement dated December 23, 2021 and a supplemental deed poll dated March 31, 2022. In addition, the Company issued warrants (the “AlbaCore Warrants”) to subscribe for Class A ordinary shares, par value $0.001056433113 per share, of the Company (the “Class A ordinary shares”) to the AlbaCore Existing Notes Subscribers pursuant to a warrant instrument dated November 4, 2021, as amended and restated on March 31, 2022 (the “Warrant Instrument”). In connection with, and as a condition subsequent to the execution of the original Bridge Facility Agreement, on March 27, 2023, the Company issued 534,911 Class A ordinary shares to the AlbaCore Bridge Note Subscribers at par value in a private placement pursuant to a subscription agreement, and amended and restated the Warrant Instrument such that the subscription entitlement of the AlbaCore Existing Notes Subscribers to receive Class A ordinary shares pursuant to the terms of the Warrant Instrument were deemed automatically and irrevocably exercised. The Company issued 105,431 Class A ordinary shares to the AlbaCore Existing Notes Subscribers, pursuant to such deemed exercise of the AlbaCore Warrants, on March 27, 2023.

The Company and the AlbaCore Existing Notes Subscribers have entered into a third supplemental deed poll to amend the relevant terms and conditions of the Existing Notes to align with the amendments made to the Bridge Facility Agreement pursuant to the Second Amendment and Restatement Agreement.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements generally relate to future events or our future financial or operating performance. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, without limitation, information concerning Babylon’s ability to receive available funding from the New Bridge Facility (July 2023) in full, possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment and potential growth opportunities.

These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of Babylon’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: our ability to continue as a going concern over the next twelve months; risks associated with our debt financing agreements with AlbaCore Capital LLP (“AlbaCore”), including our ability to receive available funding from the New Bridge Facility (July 2023) in full and the impact of the restrictive covenants on our operations; risks associated with the implementation of the framework implementation agreement dated May 10, 2023 entered into by the Group and AlbaCore and our ability to enter into definitive agreements for and close the potential transaction with AlbaCore and MindMaze Group SA (“MindMaze” , as such potential transaction, the “Proposed Transaction” ) on the terms and timetable currently contemplated; that we may require additional financing and our ability to obtain additional financing on favorable terms; our ability to timely identify and execute strategic alternatives on favorable terms, including restructuring, refinancing, an asset sale such as the proposed sale of the independent physician association business and/or putting Babylon Holdings Limited into administration under UK law or obtaining relief under the U.S. Bankruptcy Code; risks and uncertainties associated with such administration or bankruptcy proceedings; the diversion of our senior management team’s attention from our business to pursuing strategic alternatives, including the Proposed Transaction; the impact on our share price as a result of announcements related to the Potential Transaction, including the business combination with MindMaze; turnover in our senior management team and other key talent; our future financial and operating results, ability to generate profits in the future, and timeline to profitability for Babylon as a whole and in our lines of business; our ability to successfully execute our planned cost reduction actions and realize the expected cost savings; the growth of our business and organization; risks associated with impairment of goodwill and other intangible assets; our failure to compete successfully; our ability to renew contracts with existing customers, and risks of contract renewals at lower fee levels, or significant reductions in members, pricing or premiums under our contracts due to factors outside our control; our dependence on our relationships with physician-owned entities; our ability to maintain and expand a network of qualified providers; our ability to increase engagement of individual members or realize the member healthcare cost savings that we expect; a significant portion of our revenue comes from a limited number of customers; the uncertainty and potential inadequacy of our claims liability estimates for medical costs and expenses; risks associated with estimating the amount and timing of revenue recognized under our licensing agreements and value-based care agreements with health plans; risks associated with our physician partners’ failure to accurately, timely and sufficiently document their services; risks associated with inaccurate or unsupportable information regarding risk adjustment scores of members in records and submissions to health plans; risks associated with reduction of reimbursement rates paid by third-party payers or federal or state healthcare programs; risks associated with regulatory proposals directed at containing or lowering the cost of healthcare, including the ACO REACH model; immaturity and volatility of the market for telemedicine and our unproven digital-first approach; our ability to develop and release new solutions and services; difficulty in hiring and retaining talent to operate our business; risks associated with our international operations, economic uncertainty, or downturns; the impact of COVID-19 or any other pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on our business; risks associated with foreign currency exchange rate fluctuations and restrictions; and the other risks and uncertainties identified in Babylon’s Form 10-K filed with the Securities Exchange Commission (“SEC”) on March 16, 2023 and Form 10-Q filed with the SEC on May 10, 2023, and in other documents filed or to be filed by Babylon with the SEC and available at the SEC’s website at www.sec.gov.

Babylon cautions that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, Babylon does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under "Amended and Restated Bridge Facility Agreement" in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.03.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
4.1
Second Amendment and Restatement Agreement, dated July 17, 2023, relating to the Loan Note Facility Agreement, dated March 9, 2023, between the Company, the Original Guarantors identified therein, and Kroll Trustee Services Limited, as Trustee and Security Agent, as previously amended and restated as of May 10, 2023 and amended on June 16, 2023.

4.2
Loan Note Facility Agreement, dated March 9, 2023, between the Company, the Original Guarantors identified therein, and Kroll Trustee Services Limited, as Trustee and Security Agent, as amended and restated by the Amendment and Restatement Agreement, dated May 10, 2023, the Amendment Agreement, dated June 16, 2023, and the Second Amendment and Restatement Agreement, dated July 17, 2023.

4.3	Third Subscription Agreement, dated July 17, 2023, between Babylon Group Holdings Limited, the New Bridge Noteholders identified therein, and Kroll Trustee Services Limited, as Trustee.
4.4	Supplemental Deed Poll, dated July 17, 2023, made by the Company and Babylon Group Holdings Limited, in favor of the registered holders of the US$300,000,000 Notes due 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2023

Babylon Holdings Limited

By:	/s/ David Humphreys
Name:	David Humphreys
Title:	Chief Financial Officer